Exhibit 99.1
Domo Announces Fourth Quarter and Fiscal 2022 Financial Results

Silicon Slopes, Utah - March 1, 2022 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal fourth quarter and year ended January 31, 2022.

Fiscal Fourth Quarter Results
•Total revenue was $70.0 million, an increase of 23% year over year
•Subscription revenue was $59.6 million, an increase of 19% year over year
•Subscription revenue represented 85% of total revenue
•Billings were $108.0 million or 30% year-over-year growth
•Remaining Performance Obligations (RPO) was $339.0 million as of January 31, 2022, an increase of 20% year over year
•RPO expected to be recognized as revenue in the next twelve months was $221.7 million as of January 31, 2022, an increase of 24% year over year
•Net cash provided by operating activities was $0.9 million
•GAAP subscription gross margin was 81%, consistent with Q4 FY21
•Non-GAAP subscription gross margin was 83%, an improvement of 1 percentage point from Q4 FY21
•GAAP operating margin declined by 13 percentage points year over year
•Non-GAAP operating margin declined by 2 percentage points year over year
•GAAP net loss was $33.3 million, and GAAP net loss per share was $1.01, based on 32.8 million weighted-average shares outstanding
•Non-GAAP net loss was $13.6 million, and non-GAAP net loss per share was $0.41, based on 32.8 million weighted-average shares outstanding
•Cash and cash equivalents were $83.6 million as of January 31, 2022

Full Year Fiscal 2022 Results
•Total revenue was $258.0 million, an increase of 23% year over year
•Subscription revenue was $223.0 million, an increase of 21% year over year
•Subscription revenue represented 86% of total revenue
•Billings were $296.5 million or 27% year-over-year growth
•Net cash provided by operating activities was $0.4 million
•GAAP subscription gross margin was 82%, an improvement of 2 percentage points from FY21
•Non-GAAP subscription gross margin was 83%, an improvement of 2 percentage points from FY21
•GAAP operating margin improved 1% year over year
•Non-GAAP operating margin improved by 8 percentage points year over year

Exhibit 99.1
•GAAP net loss was $102.1 million, and GAAP net loss per share was $3.19, based on 32.0 million weighted-average shares outstanding
•Non-GAAP net loss was $41.5 million, and non-GAAP net loss per share was $1.30, based on 32.0 million weighted-average shares outstanding

“We see companies continuing to drive digital transformation across all areas of their organizations, and we believe the ability to rapidly build apps on top of our platform is one of the most exciting growth engines for us," said John Mellor, Domo CEO.

Mellor continued, “I am extremely grateful for the entire Domo team whose commitment to customer success and value drove our results during the quarter and it is why I have confidence in our ability to execute on the opportunity ahead of us.”

Bruce Felt, Domo CFO, said, “We delivered another strong quarter, closing out the year with a 30% billings growth quarter and a 90%-plus gross retention rate. With increased ramped sales rep productivity, accelerating new logo growth and continued engagement and upsell performance in our customer base, we believe we are in a strong position to meet our growth objectives as we head into our fiscal 2023.”

Recent Highlights
We believe the following recognition and research announcements demonstrate our commitment to product innovation, go-to-market initiatives and customer success:

•Domo was named a winner of five Dresner Advisory Services 2021 Technology Innovation Awards, including recognition as a top vendor in Dresner’s market studies in Cloud Computing and BI, Self-Service BI, Guided Analytics, Analytical Platforms and Embedded Business Intelligence. This marks Domo’s fifth consecutive year as a multiple-category winner.

•Domo was named to Nucleus Research's Hot Company to Watch in 2022 list.

•Domo was named a Best Companies to Work For by Utah Business magazine for the 10th consecutive year.

Business Outlook
Based on information available as of March 1, 2022, Domo is providing the following guidance for its first fiscal quarter and full year fiscal 2023:
Q1 Fiscal 2023
•Revenue is expected to be in the range of $73.5 million to $74.5 million
•Non-GAAP net loss per share is expected to be between $0.38 and $0.42 based on 33.3 million weighted-average shares outstanding
Full Year Fiscal 2023

Exhibit 99.1
•Revenue is expected to be in the range of $314.0 million to $319.0 million
•Non-GAAP net loss per share is expected to be between $1.43 and $1.53 based on 34.2 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2022 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) March 15, 2022.

About Domo
Domo (Nasdaq: DOMO) is the Business Cloud, transforming the way business is managed by delivering Modern BI for AllTM. With Domo, critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, and @Domotalk Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Exhibit 99.1
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, adjusted net cash used in operating activities, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan.

As it relates to adjusted net cash used in or provided by operating activities and adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that these non-GAAP cash metrics are useful because they provide investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows. Further, a portion of the bonus plan for executive management is based on adjusted net cash used in or provided by operating activities, demonstrating the value and importance of this metric to our operational decision-making.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our first fiscal quarter and full fiscal year 2023, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Annual Report on Form 10-K for the fiscal quarter ended January 31, 2022 expected to be filed with the SEC on or about April 1, 2022, as well as risks to our business related to the COVID-19 pandemic.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
# # #

Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2021	2022	2021	2022
Revenue:
Subscription	$49,956	$59,611	$183,645	$223,010
Professional services and other	6,887	10,382	26,535	34,951
Total revenue	56,843	69,993	210,180	257,961
Cost of revenue:
Subscription (1)	9,368	11,317	36,656	40,907
Professional services and other (1)	5,144	7,209	20,092	26,239
Total cost of revenue	14,512	18,526	56,748	67,146
Gross profit	42,331	51,467	153,432	190,815

Operating expenses:
Sales and marketing (1)	31,246	39,387	117,335	143,722
Research and development (1)	16,600	23,516	66,474	81,027
General and administrative (1), (2)	11,353	18,504	42,708	54,536
Total operating expenses	59,199	81,407	226,517	279,285
Loss from operations	(16,868)	(29,940)	(73,085)	(88,470)

Other expense, net (1)	(2,784)	(3,864)	(11,140)	(14,102)
Loss before income taxes	(19,652)	(33,804)	(84,225)	(102,572)
(Benefit from) provision for income taxes	(37)	(550)	409	(461)
Net loss	$(19,615)	$(33,254)	$(84,634)	$(102,111)

Net loss per share (basic and diluted)	$(0.65)	$(1.01)	$(2.89)	$(3.19)
Weighted-average number of shares (basic and diluted)	30,230	32,802	29,308	32,021

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$463	$1,051	$1,213	$2,819
Professional services and other	349	585	843	1,753
Sales and marketing	3,266	6,049	10,936	21,241
Research and development	2,500	5,250	9,095	15,853
General and administrative	3,046	6,559	11,218	18,155
Other expense, net	177	181	444	705
Total stock-based compensation expenses	$9,801	$19,675	$33,749	$60,526

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2021	2022
Assets
Current assets:
Cash and cash equivalents	$90,794	$83,561
Accounts receivable, net	48,272	64,149
Contract acquisition costs	13,894	15,417
Prepaid expenses and other current assets	12,216	9,975
Total current assets	165,176	173,102

Property and equipment, net	14,745	17,584
Right-of-use assets	3,663	16,392
Contract acquisition costs, noncurrent	18,605	23,177
Intangible assets, net	3,356	2,875
Goodwill	9,478	9,478
Other assets	1,415	1,981
Total assets	$216,438	$244,589

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$1,085	$4,770
Accrued expenses and other current liabilities	51,950	59,976
Lease liabilities	3,808	3,439
Current portion of deferred revenue	129,079	168,335
Total current liabilities	185,922	236,520

Lease liabilities, noncurrent	1,556	16,757
Deferred revenue, noncurrent	3,173	2,420
Other liabilities, noncurrent	9,637	10,882
Long-term debt	99,609	103,988
Total liabilities	299,897	370,567

Commitments and contingencies

Stockholders' deficit:
Common stock	30	33
Additional paid-in capital	1,038,006	1,098,084
Accumulated other comprehensive income	877	388
Accumulated deficit	(1,122,372)	(1,224,483)
Total stockholders' deficit	(83,459)	(125,978)
Total liabilities and stockholders' deficit	$216,438	$244,589

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2021	2022	2021	2022
Cash flows from operating activities
Net loss	$(19,615)	$(33,254)	$(84,634)	$(102,111)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,275	1,574	4,765	5,363
Non-cash lease expense	972	1,299	3,969	4,839
Amortization of contract acquisition costs	3,799	4,056	14,376	15,835
Stock-based compensation	9,801	19,675	33,749	60,526
Other, net	884	955	4,340	3,618
Changes in operating assets and liabilities:
Accounts receivable, net	(10,484)	(25,254)	(305)	(15,877)
Contract acquisition costs	(6,836)	(10,539)	(16,775)	(22,258)
Prepaid expenses and other assets	(3,473)	(3,404)	566	1,545
Accounts payable	(3,738)	(7,210)	(1,341)	3,755
Operating lease liabilities	(1,121)	(685)	(3,685)	(3,065)
Accrued and other liabilities	6,089	15,678	6,595	9,706
Deferred revenue	25,995	38,018	22,508	38,503
Net cash provided by (used in) operating activities	3,548	909	(15,872)	379

Cash flows from investing activities
Purchases of property and equipment	(1,447)	(1,552)	(5,706)	(6,517)
Purchases of securities available for sale	—	—	(11,149)	—
Proceeds from maturities of securities available for sale	—	—	29,200	—
Purchases of intangible assets	6	—	(105)	—
Net cash (used in) provided by investing activities	(1,441)	(1,552)	12,240	(6,517)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	6,748	4,133
Shares repurchased for tax withholdings on vesting of restricted stock	(1,028)	(1,457)	(1,745)	(10,315)
Proceeds from exercise of stock options	5,587	1,713	8,092	5,621
Net cash provided by (used in) financing activities	4,559	256	13,095	(561)
Effect of exchange rate changes on cash and cash equivalents	315	(297)	488	(534)
Net increase (decrease) in cash and cash equivalents	6,981	(684)	9,951	(7,233)
Cash and cash equivalents at beginning of period	83,813	84,245	80,843	90,794
Cash and cash equivalents at end of period	$90,794	$83,561	$90,794	$83,561

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2021	2022	2021	2022
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$49,956	$59,611	$183,645	$223,010
Cost of revenue:
Subscription	9,368	11,317	36,656	40,907
Subscription gross profit on a GAAP basis	40,588	48,294	146,989	182,103
Subscription gross margin on a GAAP basis	81%	81%	80%	82%

Stock-based compensation	463	1,051	1,213	2,819
Subscription gross profit on a non-GAAP basis	$41,051	$49,345	$148,202	$184,922
Subscription gross margin on a non-GAAP basis	82%	83%	81%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$59,199	$81,407	$226,517	$279,285
Stock-based compensation	(8,812)	(17,858)	(31,249)	(55,249)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Total operating expenses on a non-GAAP basis	$50,367	$63,529	$195,188	$223,956

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(16,868)	$(29,940)	$(73,085)	$(88,470)
Stock-based compensation	9,624	19,494	33,305	59,821
Amortization of certain intangible assets	20	20	80	80
Operating loss on a non-GAAP basis	$(7,224)	$(10,426)	$(39,700)	$(28,569)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(30)%	(43)%	(35)%	(34)%
Stock-based compensation	17	28	16	23
Operating margin on a non-GAAP basis	(13)%	(15)%	(19)%	(11)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(19,615)	$(33,254)	$(84,634)	$(102,111)
Stock-based compensation	9,801	19,675	33,749	60,526
Amortization of certain intangible assets	20	20	80	80
Net loss on a non-GAAP basis	$(9,794)	$(13,559)	$(50,805)	$(41,505)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.65)	$(1.01)	$(2.89)	$(3.19)
Stock-based compensation	0.33	0.60	1.16	1.89
Net loss per share on a non-GAAP basis	$(0.32)	$(0.41)	$(1.73)	$(1.30)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2021	2022	2021	2022
Billings:
Total revenue	$56,843	$69,993	$210,180	$257,961
Add:
Deferred revenue (end of period)	129,079	168,335	129,079	168,335
Deferred revenue, noncurrent (end of period)	3,173	2,420	3,173	2,420
Less:
Deferred revenue (beginning of period)	(103,075)	(130,385)	(105,290)	(129,079)
Deferred revenue, noncurrent (beginning of period)	(3,182)	(2,352)	(4,454)	(3,173)
Increase in deferred revenue (current and noncurrent)	25,995	38,018	22,508	38,503
Billings	$82,838	$108,011	$232,688	$296,464

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Net Cash Provided by (Used in) Operating Activities:
Net cash provided by (used in) operating activities	$3,548	$909	$(15,872)	$379
Proceeds from shares issued in connection with employee stock purchase plan	—	—	6,748	4,133
Adjusted net cash provided by (used in) operating activities	$3,548	$909	$(9,124)	$4,512

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$3,548	$909	$(15,872)	$379
Proceeds from shares issued in connection with employee stock purchase plan	—	—	6,748	4,133
Purchases of property and equipment	(1,447)	(1,552)	(5,706)	(6,517)
Adjusted free cash flow	$2,101	$(643)	$(14,830)	$(2,005)